Concentrations and Commitments	12 Months Ended
Dec. 31, 2014
Concentrations and Commitments [Abstract]
Concentrations and Commitments

Note 14 – Concentrations and Commitments

Concentrations

The credit risk for customer accounts is concentrated because the balances due from two of the Company's customers comprise approximately 73% and 83% of the total carrying amount of accounts receivable at December 31, 2014 and 2013, respectively. In addition, two and three customers comprise approximately 23% and 38% of total revenue for the years ended December 31, 2014 and 2013, respectively.

The risk related to vendor accounts is concentrated because the balances due to two of the Company's vendors comprise approximately 37% and 66% of the total carrying amount of accounts payable at December 31, 2014 and 2013, respectively. In addition, four and three vendors comprised approximately 66% and 57% of total purchases for the years ended December 31, 2014 and 2013, respectively.